SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of
           the Securities Exchange Act of 1934 (Amendment No.         )

      Filed by the Registrant [X]

      Filed by a Party other than the Registrant [ ]

      Check the appropriate box:
      [ ]   Preliminary Proxy Statement
      [ ]   Confidential, for Use of the Commission Only
            (as permitted by Rule 14a-6(e)(2))
      [X]   Definitive Proxy Statement
      [ ]   Definitive Additional Materials
      [ ]   Soliciting Material Pursuant to S 240.14a-12

                        CARRINGTON LABORATORIES, INC.
               ------------------------------------------------
               (Name of Registrant as Specified in its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

      [X]   No fee required.

      [ ]   Fee computed on table below per Exchange Act Rules 14a-
            6(i)(1) and 0-11.

        1)  Title of each class of securities to which transaction applies:
            -----------------------------------------------------------------
        2)  Aggregate number of securities to which transaction applies:
            -----------------------------------------------------------------
        3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth
            the amount on which the filing fee is calculated and
            state how it was determined):
            -----------------------------------------------------------------
        4)  Proposed maximum aggregate value of transaction:
            -----------------------------------------------------------------
        5)  Total fee paid:
            -----------------------------------------------------------------

      [ ]   Fee paid previously with preliminary materials.

      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)  Amount Previously Paid:
            -----------------------------------------------------------------
        2)  Form, Schedule or Registration Statement No.:
            -----------------------------------------------------------------
        3)  Filing Party:
            -----------------------------------------------------------------
        4)  Date Filed:
            -----------------------------------------------------------------

                        CARRINGTON LABORATORIES, INC.
                            2001 Walnut Hill Lane
                             Irving, Texas  75038


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held On May 8, 2003


    NOTICE is hereby given that the annual meeting of shareholders of CARRINGTON LABORATORIES, INC. (the "Company") will be held on May 8, 2003, at 8:30 a.m., local time, at the Las Colinas Country Club, 4900 North O'Connor Boulevard, Irving, Texas 75062, for the following purposes:

    (1) To elect two persons to serve as directors of the Company for a term expiring at the annual meeting of shareholders in 2006;

    (2) To vote on a proposal to ratify the appointment of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending December 31, 2003; and

    (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

    Only shareholders of record at the close of business on March 11, 2003 are entitled to notice of and to vote at the meeting or any adjournment thereof. A record of the Company's activities during 2002 and financial statements for the fiscal year ended December 31, 2002 are contained in the accompanying 2002 Annual Report.

    You are urged, whether or not you plan to attend the meeting in person, to mark, sign and date the enclosed proxy and return it promptly in the accompanying envelope. If you do attend the meeting in person, you may withdraw your proxy and vote in person. The prompt return of proxies will assure the representation of sufficient shares to take the actions described above and save your Company the expense of further solicitation.

                                         By Order of the Board of Directors

                                         /s/ George DeMott
                                         ---------------------
                                         George DeMott
                                         Chairman of the Board

 Irving, Texas
 April 14, 2003

                        CARRINGTON LABORATORIES, INC.
                            2001 Walnut Hill Lane
                             Irving, Texas  75038
                                (972) 518-1300


                               PROXY STATEMENT

                      For Annual Meeting of Shareholders
                          To Be Held On May 8, 2003


    This Proxy Statement is furnished to the shareholders of Carrington Laboratories, Inc., a Texas corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the annual meeting of shareholders to be held on May 8, 2003. Proxies in the form enclosed will be voted at the meeting if properly executed, returned to the Company prior to the meeting and not revoked. A proxy may be revoked at any time before it is voted by giving written notice or a duly executed proxy bearing a later date to the President of the Company, or by voting in person at the meeting.

    The approximate date on which this Proxy Statement and the accompanying proxy are first being sent to shareholders is April 14, 2003.


                          OUTSTANDING CAPITAL STOCK

    The record date for the determination of shareholders entitled to notice of and to vote at the annual meeting is March 11, 2003 (the "Record Date"). At the close of business on the Record Date, the Company had 9,991,651 shares of Common Stock, $.01 par value ("Common Stock"), issued and outstanding and entitled to vote at the meeting.


                      ACTION TO BE TAKEN AT THE MEETING

    Shares of Common Stock represented by a validly executed proxy in the accompanying form, unless the shareholder otherwise specifies in the proxy, will be voted (i) for the election of the persons named as nominees under the caption "Election of Directors" as director of the Company, and (ii) for the proposal to ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2003.

    Where shareholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. If any other matter or business is brought before the meeting or any adjournment thereof, the proxy holders may vote the proxies at their discretion. The directors do not know of any such other matter or business to be presented for consideration at the meeting.


                              QUORUM AND VOTING

    The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding as of the Record Date is necessary to constitute a quorum at the annual meeting. In deciding all questions, a holder of Common Stock is entitled to one vote, in person or by proxy, for each share held in such holder's name on the Record Date.


                           PRINCIPAL SHAREHOLDERS

    The following table sets forth certain information as of March 31, 2003, unless otherwise indicated, with respect to the shareholders known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock of the Company, based on the information available to the Company on such date. Except as otherwise indicated, each shareholder named in the table has sole voting and investment power with respect to all shares indicated as being beneficially owned by such shareholder.

                                          Shares of
                                         Common Stock
 Beneficial Owner                     Beneficially Owned     Percent of Class
 ----------------                     ------------------     ----------------
 Thomas J. Marquez                         868,408(1)              8.7%
    c/o Carrington Laboratories, Inc.
    2001 Walnut Hill Lane
    Irving, Texas  75038

 Dimensional Fund Advisors                 554,500(2)              5.6%
    1299 Ocean Avenue, 11th Floor
    Santa Monica, CA 90401


 ------------------------------------
 (1) Includes 39,300 shares held in a trust controlled by Mr. Marquez, 8,468 shares owned by spouse and 72,600 shares that he has the right to acquire pursuant to options exercisable within 60 days after March 31, 2003.

 (2) Based on a report on Schedule 13G filed by Dimensional Fund Advisors Inc. ("DFA") with the Securities and Exchange Commission on February 10, 2003. DFA, a registered investment advisor, furnishes investment advice to four registered investment companies and serves as investment manager to certain other commingled group trusts and separate accounts. Collectively, those investment companies, trusts and accounts own 554,502 shares of the Company's Common Stock, but to DFA's knowledge no one of them owns more than 5% of the class. In its role as investment adviser or manager, DFA possesses sole voting and/or investment power with respect to such shares, but it disclaims beneficial ownership.

    The Company knows of no arrangements the operation of which may at a subsequent date result in a change of control of the Company.


               REQUIRED AFFIRMATIVE VOTE AND VOTING PROCEDURES

    With regard to the election of directors, votes may be cast in favor of or withheld from each nominee. The two nominees who receive a plurality of the votes cast by shareholders present or represented by proxy at the annual meeting, and entitled to vote on the election of directors, will be elected as directors of the Company. Thus, any abstentions, "broker non-votes" (shares held by brokers or nominees as to which they have no discretionary authority to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote thereon) or other limited proxies will have no effect on the election of directors.

    The Company's Bylaws provide that the vote required to approve matters other than the election of directors is the affirmative vote of the holders of a majority of the shares entitled to vote on, and voted for or against, the matter at a meeting at which a quorum is present. Abstentions may be specified on all proposals except the election of directors. Under applicable law and the Company's Bylaws, abstentions and shares represented by broker non-votes or other limited proxies for a particular proposal will be counted as present for purposes of determining the existence of a quorum at the meeting but will be excluded entirely from the voting tabulation for that proposal. Therefore, abstentions, broker non-votes and other limited proxies will have no effect on the outcome of the proposal to ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2003 or on the outcome of any other matter that may come before the meeting..


                            ELECTION OF DIRECTORS

    The Company's Bylaws provide that the Company's operations will be governed by the Board of Directors, which is elected by the shareholders. The Company's Board of Directors is divided into three classes with staggered three-year terms. All directors of one class hold their positions until the annual meeting of shareholders at which the terms of the directors in such class expire and their respective successors are elected and qualified, or until their earlier death, resignation, disqualification or removal from office. The Company's Bylaws provide that the number of directors shall not be less than five nor greater than nine, and the exact number of directors that shall constitute the Board of Directors shall be fixed from time to time by resolution of the Board. The Board of Directors has determined that the number of directors will be five.

    At the meeting, two directors will be elected. All duly submitted and unrevoked proxies will be voted for the nominees selected by the Board of Directors, except where authorization to so vote is withheld. If any nominee should become unavailable for election for any presently unforeseen reason, the persons designated as proxies will have full discretion to vote for another person designated by the Board.

    The Board of Directors has nominated Carlton E. Turner and George DeMott for election as directors at the annual meeting, to serve three-year terms expiring at the annual meeting of shareholders in 2006. Dr. Turner and Mr. DeMott currently serve as directors of the Company, with terms expiring at the 2003 annual meeting, and each has consented to serve as a director if elected.

    The Board of Directors recommends that shareholders vote FOR the election of Carlton E. Turner and George DeMott as directors of the Company.

    The other three directors of the Company have been elected to terms that do not expire at the 2003 annual meeting. Thomas J. Marquez and Selvi Vescovi are currently serving terms expiring in 2004 and R. Dale Bowerman is currently serving a term expiring in 2005.

    Information about all five directors of the Company, including the current nominees, is set forth in the following paragraphs.

    R. DALE BOWERMAN, 63, has served as a director of the Company since January 1991. Mr. Bowerman was President and Chief Executive Officer of Southwest Health Alliances, L.L.C. from May 1994 until his retirement in October 1997. From 1973 to April 1994, he was Chief Financial Officer of High Plains Baptist Health Systems, a nonprofit hospital system.

    GEORGE DEMOTT, 70, has served as a director of the Company since May 1990 and Chairman of the Board since April 1995. He has been an independent business consultant since 1987. From 1963 to 1987, Mr. DeMott held various positions with American Home Products Corporation, a worldwide marketer of pharmaceuticals, over-the-counter drugs and household products, serving as Group Vice President from 1978 to 1987. From 1964 to 1978, Mr. DeMott was with the Whitehall Laboratories Division of that corporation, and he served as President of that division from 1974 until 1978.

    THOMAS J. MARQUEZ, 65, has served as a director of the Company since August 1987. In addition, from August 1987 until May 1990, Mr. Marquez was Chairman of the Board and Chief Executive Officer of the Company. From 1965 to 1979, Mr. Marquez was an officer of Electronic Data Systems, Inc., a computer services company, and he served as a director of that corporation from 1965 to 1984. Since his resignation as an officer of Electronic Data Systems, he has been engaged primarily in personal investment activities and a number of public service projects. Mr. Marquez is also a director of Aquinas Funds, Inc.

    CARLTON E. TURNER, Ph.D., D.Sc., 62, has served as a director of the Company since May 1989 and as President and Chief Executive Officer of the Company since April 1995. In addition, from January 1994 to November 1994, Dr. Turner was Executive Vice President of the Company, and from November 1994 to April 1995, he was Chief Operating Officer of the Company. He was President and Chief Executive Officer of Princeton Diagnostic Laboratories of America, Inc., a biomedical and pharmaceutical testing laboratory, from 1987 through May 1993. He also served as a director of that corporation from 1987 to January 1994. From 1981 through 1987, he was Director of the Drug Abuse Policy Office of the White House, President Reagan's principal advisor on drug abuse policy. From 1970 to 1981, Dr. Turner was a research professor and director of the Research Institute of Pharmaceutical Sciences at the University of Mississippi School of Pharmacy. Dr. Turner serves as a director of Tutogen Medical, Inc., a publicly traded company.

    SELVI VESCOVI, 72, has served as a director of the Company since May 1989. He served as Chairman of the Board from May 1990 to April 1995 and as interim President and Chief Executive Officer of the Company from March 1995 to April 1995. Mr. Vescovi was employed by The Upjohn Company ("Upjohn"), a manufacturer of human pharmaceuticals and pharmaceutical chemicals, in various capacities from 1954 until his retirement in 1988 from his positions as Corporate Vice President of Upjohn, a position he had held since 1977, and President and General Manager of Upjohn International, Inc., the subsidiary of Upjohn responsible for international operations. He had held the latter position since 1985. Following his retirement, Mr. Vescovi served as Adjunct Professor, International Management, at Western Michigan University from 1988 to 1993 and as a member of the Advisory Board of the College of Business Administration of the University of South Carolina from 1988 to 1994.


             RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    The Company's Board of Directors has appointed the firm of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2003. Shareholders will be asked to ratify that appointment at the annual meeting. If the appointment is not ratified by the holders of a majority of the shares of Common Stock present or represented and voted for or against such ratification at the meeting, the Board will reconsider the appointment. Representatives of Ernst & Young LLP are expected to be present at the annual meeting and will be given an opportunity to make a statement, if they so desire. They will also be available to respond to appropriate questions addressed to them. See "Audit Committee Report - Fees" below for information concerning the fees that the Company paid to Ernst & Young LLP for services performed by that firm in 2002.

    The Company's Board of Directors recommends that shareholders vote FOR the ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for fiscal 2003.


                              EXECUTIVE OFFICERS

    The executive officers of the Company are Carlton E. Turner, Ph.D., D.Sc., Kenneth M. Yates, D.V.M., Robert W. Schnitzius, and Dr. Sheri Smith. Biographical information for Dr. Turner is set forth under "Election of Directors" above.

    KENNETH M. (BILL) YATES, D.V.M., 52, was elected President of DelSite Biotechnologies, Inc., the Company's wholly-owned subsidiary engaged in research and development of drug delivery products, in April 2002. Dr. Yates initially served as a consultant to the Company beginning in 1989 and became a full-time employee in 1990. He served in various capacities for the Company in Research and Development, including Product Development Coordinator for Wound Care from 1990 to January 1999, and from January 1999 to April 2002 he was Vice President, Research and Development of the Company. Since 1992, Dr. Yates has also served as an Adjunct Assistant Professor, Department of Comparative Medicine, University of Texas Southwestern Medical School.

    ROBERT W. SCHNITZIUS, 45, has been Chief Financial Officer and Treasurer of the Company since November 1997, Secretary of the Company since May 1998 and a Vice President of the Company since April 2002. From 1996 to 1997, Mr. Schnitzius was the Corporate Controller for Medeva Americas, Inc., a U.S. pharmaceutical company subsidiary of Medeva PLC. From 1991 to 1996, Mr. Schnitzius served with Medeva Pharmaceuticals, also a pharmaceutical company subsidiary of Medeva PLC, first as Controller (1991 to 1993) and then as Director of Finance (1994 to 1996). From 1983 to 1991, Mr. Schnitzius served as Controller for Shoreline Products, Inc., a boat trailer manufacturer, and from 1978 to 1983, he served as Treasurer of Texas Testing Laboratories, an engineering testing laboratory.

    SHERI SMITH, RN, Ph.D., C.E.T.N., 46, was elected Vice President-Medical Services of the Company in October 2002. Dr. Smith, who earned her doctorate at the University of Alabama, is board certified in wound, ostomy and continence nursing and is a certified wound specialist. She is an active member of the American Nurses Association and the Wound Ostomy and Continence Nurses Society (WOCN) and has authored a number of papers published in the "WOCN Journal" and other professional publications. She won the Southeast Region WOCN Research Award in 1996. Prior to becoming a wound-care consultant, Dr. Smith held various nursing and teaching positions.

       All executive officers of the Company are elected annually by the Board of Directors to serve until their respective successors are chosen and qualified or until their earlier death, resignation or removal from office.


                       SECURITY OWNERSHIP OF MANAGEMENT

    The following table sets forth, as of March 31, 2003, the beneficial ownership of Common Stock of the Company by each director of the Company, each named executive officer listed in the Summary Compensation Table included elsewhere in this Proxy Statement and all directors and executive officers as a group. Except as otherwise indicated, each person named in the table below has sole voting and investment power with respect to all shares indicated as being beneficially owned by him.

                                                 Common Stock
                                              Beneficially Owned
                                              ------------------
                                             Number         Percent
 Name                                      of Shares        of Class
 ----                                      ----------       --------
 Directors
 R. Dale Bowerman                            81,000 (1)         *
 George DeMott                               63,500 (2)         *
 Thomas J. Marquez                          868,408 (3)        8.7%
 Carlton E. Turner, Ph.D., D.Sc.            312,474 (4)        3.1%
 Selvi Vescovi                               78,500 (5)         *

 Named Executive Officers (excluding
   any director named above) and Group
 Robert W. Schnitzius                       105,122 (6)        1.1%
 Kenneth M. Yates, D.V.M.                    89,909 (7)         *
 Sheri Smith, R.N., Ph.D., C.E.T.N.          85,617 (8)         *

 All current directors and executive
    officers as a group (9 persons)       1,709,392 (9)       17.1%

 -------------------------
 *  Less than one percent.

 (1) Includes 45,000 shares that Mr. Bowerman has the right to acquire pursuant to options and warrants exercisable within 60 days after March 31, 2003.

 (2) Includes 8,500 shares held by his wife and 45,000 shares that Mr. DeMott has the right to acquire pursuant to options exercisable within 60 days after March 31, 2003.

 (3) Includes 39,300 shares held in a trust controlled by Mr. Marquez, 8,468 shares owned by his wife, and 72,600 shares that he has the right to acquire pursuant to options exercisable within 60 days after March 31, 2003.

 (4) Includes 177,000 shares that Dr. Turner has the right to acquire pursuant to options exercisable within 60 days after March 31, 2003.

 (5) Includes 45,000 shares that Mr. Vescovi has the right to acquire pursuant to options exercisable within 60 days after March 31, 2003.

 (6) Includes 79,167 shares that Mr. Schnitzius has the right to acquire pursuant to options exercisable within 60 days after March 31, 2003.

 (7) Includes 83,597 shares that Dr. Yates has the right to acquire pursuant to options exercisable within 60 days after March 31, 2003.

 (8) Includes 76,667 shares that Dr. Sheri Smith has the right to acquire pursuant to options exercisable within 60 days after March 31, 2003.

 (9) Includes 700,299 shares that current directors and executive officers have the right to acquire pursuant to options exercisable within 60 days after March 31, 2003


             Board Committees, Director Compensation and Reports

    The business and affairs of the Company are managed by the Board of Directors, which exercises all corporate powers and establishes corporate policies. The Board has established an Executive Committee which, with certain exceptions, may exercise all the authority and powers of the Board of Directors in the business and affairs of the Company when the Board of Directors is not in session. The current members of the Executive Committee are Selvi Vescovi (Chairman), George DeMott and Carlton E. Turner, Ph.D., D.Sc. The Board has established an Audit Committee for the purposes of reviewing the results and scope of, and the fees for, the annual audit, reviewing the financial statements and any significant transactions or events and any changes in accounting principles and practices with the independent auditors, and reviewing the internal controls and audit procedures of the Company. The current members of the Audit Committee are
 R. Dale Bowerman (Chairman), Thomas J. Marquez and Selvi Vescovi. The Board does not have a standing nominating committee. The Board has established a Compensation and Stock Option Committee which serves as a compensation committee, makes recommendations to the Board with respect to compensation of executive officers of the Company, and is responsible for making grants of stock options under the Company's 1995 Stock Option Plan. The current members of the Compensation and Stock Option Committee are George DeMott, (Chairman), R. Dale Bowerman and Selvi Vescovi. During fiscal 2002 the Board of Directors held 6 meetings, the Executive Committee held 4 meetings, the Audit Committee held 5 meetings, and the Compensation and Stock Option Committee held 1 meeting. All incumbent directors attended at least 75% of the aggregate of all meetings held by the Board and the committees on which they served during 2002.

 Compensation of Directors

    The Company pays each outside director a quarterly retainer of $1,500 and $1,500 for each day or portion thereof spent attending Board meetings. Outside directors who are members of the Executive Committee receive $1,500 for each Executive Committee meeting that they attend. Outside directors who are members of the Compensation and Stock Option or Audit Committee each receive $1,000 for each committee meeting that they attend, unless the meeting is held on the same day as a Board meeting, in which case the amount paid is $500. The Company also reimburses each outside director who does not live in the Dallas, Texas area for travel expenses incurred in attending Board and committee meetings.

    Pursuant to the Company's 1995 Stock Option Plan, as amended, nonqualified options to purchase shares of the Company's Common Stock may be granted to outside directors from time to time. Each option granted to an outside director has a term determined by the Compensation and Stock Option Committee, but not greater than ten years, is exercisable in whole or in part at any time during its entire term and remains effective during its entire term, regardless of whether the optionee continues to serve as a director. The purchase price per share of Common Stock covered by each such option is fixed by the Board of Directors or the Compensation and Stock Option Committee and must be equal to or greater than the fair market value per share of Common Stock on the date of grant. In 2002, each of Messrs. Bowerman, DeMott, and Vescovi received an option to purchase 15,000 shares of Common Stock at an exercise price of $1.50 per share, and Mr. Marquez, received an option to purchase 42,600 shares of Common Stock at an exercise price of $1.50 per share.

 Compensation Committee Interlocks and Insider Participation

    The Company's executive compensation program is administered by the Compensation and Stock Option Committee of the Board of Directors. During 2002, the Committee was composed of George DeMott (Chairman), R. Dale Bowerman and Selvi Vescovi. All of the persons who served on the Committee during 2002 were and still are outside directors of the Company.


              [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

                     Report of the Compensation Committee

    The following is a report submitted by the current members of the Compensation and Stock Option Committee addressing the Company's compensation policy as it related to the President and Chief Executive Officer of the Company (the "CEO") and each other executive officer of the Company whose combined salary and bonus for the fiscal year ended December 31, 2002 exceeded $100,000.

    Compensation Philosophy

    The Company's executive compensation program is designed to align executive compensation with Company values and objectives, business strategies and financial performance. To achieve these objectives, the Committee has developed and implemented an executive compensation program which provides executives with compensation opportunities that are intended to be competitive with companies of comparable size in the pharmaceutical industry.

    In applying this philosophy, the Committee has established a program to accomplish the following objectives:

    * attract and retain executives of outstanding abilities who are critical to the long-term success of the Company;

    * reward executives for achievement of internal Company goals as well as for Company performance relative to industry performance levels and to provide equity ownership in the Company.

    Through  these   objectives,  the   Company  integrates   its   executive
 compensation program with its annual and long-term strategic planning.

    Against the foregoing background, the Company's executive compensation policies integrate annual base salary compensation with a bonus award system which is based upon both corporate and individual performance levels.

    Fiscal 2002 Compensation

    For fiscal 2002, the Company's executive compensation program consisted of (i) base salary, adjusted from the prior year, (ii) bonus payable in cash or a combination of cash and stock, and (iii) stock options. With respect to base salary, the Company considers published executive compensation data of comparable companies in the industry and utilizes surveys to establish base salaries that are within the range of those paid to persons holding comparably responsible positions at such companies. In addition, the Committee considers evaluations by the CEO of the individual performance of each executive, other than the CEO, in setting such executive's salary for the year. The performance of the CEO is evaluated by the Executive Committee of the Board of Directors in collaboration with the Committee.

    The Committee determined that current salary levels for key Company executives are competitive within the industry.

    Bonuses may be granted to executives based upon criteria established by the Company's 1995 Management Compensation Plan (the "Compensation Plan") adopted by the Company's Board of Directors and approved by its shareholders in 1995. Under the Compensation Plan, executives of the Company are eligible to receive incentive compensation in the form of annual bonuses payable 50% in cash and 50% in Common Stock of the Company. An executive's bonus under the Compensation Plan consists of a target bonus multiplied by a performance component. The target bonus is a specified percentage of the executive's base salary, with the percentage being dependent on the executive's position grade. The maximum target bonus for the highest position grade is currently 35% of the executive's base salary. The performance component is a percentage rate measuring results achieved in comparison to the Company's Annual Operating Budget. Performance is judged on the basis of three scenarios: (i) sales at Annual Operating Budget; (ii) profit at Annual Operating Budget; and (iii) achievement of remaining bonus criteria and individual goals as established by the Committee. These goals are designed to achieve the Company's short-term and long-term objectives. Following determination by the Committee of the amounts of bonus payable, if any, to executives, 50% of the bonus is payable in cash and 50% is payable in shares of the Company's Common Stock. The number of shares is determined by dividing 50% of the total bonus by the fair market value of the Common Stock on the date of certification of payment of the bonus by the Committee.

    No incentive bonuses were paid to executive officers in 2002 based upon the Compensation Plan criteria set forth above. Pursuant to authority delegated to the Committee by the Board of Directors to grant cash bonuses on a discretionary basis outside of the Compensation Plan, the Committee authorized the payment of a bonus of $5,000 to Robert W. Schnitzius (Vice President, Chief Financial Officer, Treasurer and Secretary), $2,000 to Kenneth M. Yates (President, DelSite Biotechnologies, Inc.), $1,500 to Dr. Sheri Smith (Vice President-Medical Services), based on the performance of the operations under their responsibility.

    Stock Option Grants

    The Committee has discretion to grant stock options to executive officers under the Company's 1995 Stock Option Plan. The Committee grants stock options with the goal of providing compensation and incentive to work toward the long-term success of the Company. In determining the time and date of grant and the number of shares subject thereto, the Committee may take into account the nature of the services rendered, the executive's potential contributions to the success of the Company's business, and such other facts as the Committee in its discretion deems appropriate. Each of the 2002 option awards to executive officers of the Company was made in accordance with the Company's 1995 Stock Option Plan.

    CEO Compensation

    Carlton E. Turner, Ph.D., D.Sc. has been the CEO of the Company since April 26, 1995. The CEO's 2002 base pay was determined by the Committee on the basis of its overall assessment of Dr. Turner's responsibilities, his past performance with the Company, and competitive market data on salary levels for pharmaceutical companies of similar size. Dr. Turner was not paid a bonus for 2002.

    Summary

    The Committee believes that linking executive compensation to corporate performance results in a better alignment of compensation with corporate goals and shareholder interests. As performance goals are met or exceeded executives are awarded commensurately. The Committee believes that compensation levels during fiscal 2002 adequately reflected the Company's compensation goals and policies.

    Dated:  March 13, 2003.

                                   By the Members of the Committee:

                                   /s/ George DeMott
                                   George DeMott, Chairman

                                   /s/ R. Dale Bowerman
                                   R. Dale Bowerman

                                   /s/ Selvi Vescovi
                                   Selvi Vescovi



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

                        Report of the Audit Committee

 To the Shareholders of Carrington Laboratories, Inc.:

      The Audit Committee of the Board of Directors is responsible for overseeing the Company's financial reporting process and helping to ensure the reliability of the Company's financial statements. The Board of Directors has adopted a written Charter for the Audit Committee to follow in carrying out this responsibility.

 Independence of Audit Committee Members

      Each of the three members of the Audit Committee is independent, as that term is defined in Rule 4200(a)(14) of the National Association of Securities Dealers, Inc.'s listing standards and under applicable law.

 Review and Discussions

      The Audit Committee has reviewed and discussed with management the Company's audited financial statements for the year ended December 31, 2002 and all matters of importance. It has also discussed with the Company's independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors at Ernst & Young LLP, as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with the independent auditors their independence, including all matters described in the written disclosures.

      The Audit Committee has considered whether Ernst & Young LLP's performance of non-audit services for the Company is compatible with maintaining that firm's independence with respect to the Company and has concluded that the performance of audit and non-audit services by that firm does not adversely affect its independence.

 Fees

      In accordance with its charter, the Audit Committee, at least annually, obtains and reviews a schedule from the approved auditors summarizing the nature of all services provided and the related fees paid for such services. Of the fees described below, 93% were approved by the Audit Committee as a part of this review.

      Audit Fees. The Company expects to pay Ernst & Young LLP aggregate fees of $114,500 for auditing the Company's financial statements for the year 2002 and reviewing the financial statements included in the Company's Form 10-Q Quarterly Reports filed with the Securities and Exchange Commission for that year. The Company paid $118,000 for these services relating to its financial statements for the year 2001.

      Audit-Related Fees. Ernst & Young LLP's aggregate fees for assurance and related services billed by them that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported under "Audit Fees" above were $15,801 during the year 2002 and $4,000 during the year 2001. Audit-related fees included fees for acquisition assistance and accounting consultation.

      Tax Fees. Aggregate fees billed to the Company by Ernst & Young LLP for tax services rendered to the Company during the year 2002 were $1,500. The Company did not engage Ernst & Young LLP for tax services in 2001.

      All Other Fees. Aggregate fees billed to the Company by Ernst & Young LLP for all other non-audit services rendered to the Company were $0 during the year 2002 and $5,800 during the year 2001

      Total Fees. Total fees billed by Ernst & Young for all services were $131,801 for 2002 and $127,800 for 2001.

 Recommendation to Include Audited Financial Statements in Annual Report

      Based on the reviews and discussions referred to above, and the report of the independent auditors, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.

 Dated:  March 13, 2003                  Audit Committee

                                         /s/ R. Dale Bowerman
                                         R. Dale Bowerman, Chairman

                                         /s/ Thomas J. Marquez
                                         Thomas J. Marquez

                                         /s/ Selvi Vescovi
                                         Selvi Vescovi




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

                        EXECUTIVE COMPENSATION TABLES

      The following table sets forth certain summary information regarding compensation awarded to, earned by or paid to the Chief Executive Officer of the Company and each other executive officer of the Company whose combined salary and bonus for the fiscal year ended December 31, 2002 exceeded
 $100,000 (collectively, the "named executive officers") for the years indicated.

                                   Table 1

                          Summary Compensation Table
                          --------------------------
                                                                                     Long-Term
                                                                                    Compensation
                                                                                    ------------
                                              Annual Compensation                      Awards
                                  --------------------------------------------------------------
                                                                        Other        Securities
                                                                        Annual       Underlying     All Other
 Name and                         Fiscal                                Compen-     Options (No.     Compen-
 Principal Position                Year      Salary       Bonus (1)     sation       of Shares)      sation
 ------------------                ----      -------      ------        ------       ----------      ------
 Carlton E. Turner, Ph.D.,         2002     $314,780     $     0            -          70,000            -
   D.Sc., President and            2001     $314,780     $     0            -               -            -
   Chief Executive Officer         2000     $284,780     $21,262            -          30,000            -

 Robert W. Schnitzius,             2002     $164,469     $ 5,000            -          15,000            -
   Vice President and              2001     $147,620     $ 2,000            -          20,000            -
   Chief Financial Officer         2000     $134,820     $18,401            -          10,000            -

 Kenneth M. Yates, D.V.M.,         2002     $181,166     $ 2,000            -          25,000            -
  President, DelSite               2001     $144,820           0            -               -            -
  Biotechnologies, Inc.            2000     $134,820     $12,526            -          10,000            -

 ----------------------------
 (1) Each bonus for 2002, 2001, and 2000 was paid in cash.


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

    The following table sets forth certain information relating to options granted under the Company's 1995 Stock Option Plan to the named executive officers in fiscal year 2002.

                                   Table 2

             Options Granted During Year Ended December 31, 2002
             ---------------------------------------------------
                                                                                  Potential
                                                                             Realizable Value at
                                                                             Assumed Annual Rates
                                                                                of Stock Price
                                                                                 Appreciation
                                     Individual Grants                       for Option Term (1)
                      ---------------------------------------------------    -------------------
                         Number of
                        Securities    % of Total
                        Underlying      Options     Exercise
                          Options     Granted to     Price
                          Granted    Employees in     Per      Expiration
         Name        (No. of Shares)  Fiscal Year    Share        Date         5%          10%
         ----         -------------   -----------    -----        ----        ----        -----
 Carlton E. Turner      30,000 (2)       7.9%        $1.05      12/17/12    $19,815     $50,205

                        40,000 (2)      10.5%        $1.45      05/15/12    $36,472     $92,440

 Robert W. Schnitzius   10,000 (2)       2.6%        $1.05      12/17/12    $ 6,605     $16,735

                         5,000 (2)       1.3%        $1.45      05/15/12    $ 4,559     $11,555

 Kenneth M. Yates       25,000 (2)       6.6%        $1.45      05/15/12    $22,795     $57,775


 --------------------
 (1)  The  assumed  five percent   and  ten  percent  rates  of  stock  price
      appreciation are specified by the  Securities and Exchange Commission's
      proxy rules and  do  not  reflect expected  actual  appreciation.   The
      amounts shown represent the assumed  values of the  stock options (less the  exercise prices)  at the end  of the ten-year periods beginning on the dates of grant and ending on the option expiration dates.

 (2) Incentive stock option with a term of ten years and an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. Option becomes exercisable with respect to one-half of the shares covered thereby in each year in the two-year period beginning one year after the date of grant.

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

    The following table  sets forth certain information  with respect to  the exercise of options to purchase Common Stock of the Company during the  year ended December 31, 2002, and outstanding  options held at that date, by  the
 named executive officers.   For purposes  of this table,  the "value" of  an
 outstanding option is the  difference between the  market price at  December
 31, 2002  of  the shares  of  Common Stock  underlying  the option  and  the aggregate exercise price of such option. The unexercisable portions of  such options have been  valued as if  such portions were  exercisable in full  on
 December 31, 2002,  in accordance  with Securities  and Exchange  Commission rules.

                                   Table 3

                    Aggregated Option Exercises in Fiscal Year
            Ended December 31, 2002 and Fiscal Year-End Option Values
            ---------------------------------------------------------

                       Shares                Number of Securities
                      Acquired               Underlying Unexercised      Value of Unexercised
                         on                  Options at  12/31/02           In-the-Money
                      Exercise                  (No. of Shares)          Options at 12/31/02
                       (No. of    Value    --------------------------  -------------------------
   Name                Shares)   Realized  Exercisable Unexercisable   Exercisable Unexercisable
   ----                -------   --------  ----------- -------------   ----------- -------------
 Carlton E. Turner,        -         -        177,000      80,000            -           -
   Ph.D., D.Sc.

 Robert W. Schnitzius      -         -        76,667       28,333            -           -

 Kenneth M. Yates,         -         -        83,597       28,333            -           -
   D.V.M.

 Sheri Smith, R.N.,        -         -        71,667       10,000            -           -
   Ph.D., C.E.T.N.


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

    The following table sets forth information regarding the Company's compensation plans (including individual compensation arrangements) under which shares of our Common Stock are authorized for issuance as of December 31, 2002:

                                   Table 4

                     Equity Compensation Plan Information
                       [See Regulation S-K Item 201(d)]

                                                                Number of
                                                           Securities Remaining
                        Number of                             Available for
                      Securities to                          Future Issuance
                        Be Issued        Weighted-Average      Under Equity
                      upon Exercise      Exercise Price        Compensation
                      of Outstanding     of Outstanding      Plans (Excluding
                     Options, Warrants  Options, Warrants  Securities Reflected
                        and Rights         and Rights         in Column (a))
 Plan Category              (a)               (b)                  (c)
 ------------------- -----------------  -----------------  --------------------
 Equity Compensation
 Plans Approved by
 Security Holders        1,517,000           $2.58              2,556,000

 Equity Compensation
 Plans Not Approved
 by Security Holders        50,000           $3.50                      0
                         ---------           -----              ---------

 Total                   1,567,000           $2.61              2,556,000


 EMPLOYEE STOCK PURCHASE PLAN. The Company has an Employee Stock Purchase Plan under which employees may purchase Common Stock at a price equal to the lesser of 85% of the market price of the Company's Common Stock on the last business day preceding the enrollment date (defined as January 1, April 1, July 1 or October 1 of any plan year) or 85% of the market price on the last business day of each month. A maximum of 1,000,000 shares of Common Stock was reserved for purchase under this Plan. As of December 31, 2002, a total of 625,000 shares had been purchased by employees at prices ranging from $0.77 to $29.54 per share.

 STOCK OPTIONS. The Company has an incentive stock option plan which was approved by the shareholders in 1995 under which incentive stock options and nonqualified stock options may be granted to employees, consultants and non employee directors. Options are granted at a price no less than the market value of the shares on the date of the grant, except for incentive options to employees who own more than 10% of the total voting power of the Company's Common Stock, which must be granted at a price no less than 110% of the market value. Employee options are normally granted for terms of 10 years. Options granted prior to December 1998 normally vested at the rate of 25% per year beginning on the first anniversary of the grant date. Options granted in or subsequent to December 1998 normally vest at the rate of 33-1/3% per year beginning on the first anniversary of the grant date, but certain options granted in December 1998, 1999 and 2001 were 25%, 50% or 100% vested on the grant date, with the remainder of each option vesting in equal installments on the first, second and third anniversaries of the grant date. Options to non-employee directors have terms of ten years and are 100% vested on the grant date. The Company has reserved 2,250,000 shares of Common Stock for issuance under this plan. As of December 31, 2002, options to purchase 614,000 shares were available for future grants under the plan.

 STOCK WARRANTS. From time to time, the Company has granted warrants to purchase Common Stock to the Company's research consultants and other persons rendering services to the Company. The exercise price of such warrants was normally the market price or in excess of the market price of the Common Stock at date of issuance.

             [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

 PERFORMANCE GRAPH

      The following graph sets forth for the years indicated the cumulative total shareholder return for the Company's Common Stock, the Nasdaq Stock Market - U.S. Index, and a Company-constructed Peer Group (2). The information reflected in the graph was provided to the Company by Research Holdings, Ltd. of San Francisco, California.


                COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                     AMONG CARRINGTON LABORATORIES, INC.,
            THE NASDAQ STOCK MARKET (U.S.) INDEX AND A PEER GROUP


                      [ PERFORMANCE GRAPH APPEARS HERE ]


                                            Cumulative Total Return (1)
                                 ---------------------------------------------
                                 12/97   12/98   12/99   12/00   12/01   12/02
                                 -----   -----   -----   -----   -----   -----
 Carrington Laboratories, Inc.  100.00   49.28   46.38   23.19   23.68   21.10

 Peer Group (2)                 100.00   55.19  101.62  150.77  136.71   67.96

 Nasdaq Stock Market - U.S.     100.00  140.99  261.48  157.42  124.89   86.33

 -----------------------------
 (1) Total return assuming reinvestment of dividends. Assumes $100 invested on December 31, 1997 in the Company's Common Stock, The Nasdaq Stock Market - U.S. Index.

 (2) The Peer Group comprises the following companies: Atrix Labs Inc., Cell Therapeutics Inc., Cellegy Pharmaceuticals Inc., Collagenex Pharmaceuticals Inc., Columbia Labs Inc., Cubist Pharmaceuticals Inc., Depomed Inc., Draxis Health Inc., Dusa Pharmaceuticals Inc., Essential Therapeutics Inc., Immulogic Pharmaceutical Corp., Immunogen Inc., Insite Vision Inc., Kos Pharmaceuticals Inc., Nastech Pharmaceutical Inc., Natures Sunshine Products Inc., Noven Pharmaceuticals Inc., Onyx Pharmaceuticals Inc., Pharmaceutical Res Inc., Quigley Corp., Regeneron Pharmaceuticals, Sciclone Pharmaceuticals Inc., Sheffield Pharmaceuticals Inc., Spectrum Pharmaceuticals, Inc., Titan Pharmaceuticals Inc., Viropharma Inc. and Weider Nutrition International, Inc. The following companies were previously included in the Company-constructed Peer Group, but have been omitted from the Peer Group listed in the preceding sentence because they are no longer listed on an exchange: Matrix Pharmaceutical, Inc.


           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    For the fiscal year ended December 31, 2002, Dr. Carlton E. Turner filed one late report on Form 4 relating to one transaction that occurred during December 2002, Robert W. Schnitzius filed one late report on Form 4 relating to one transaction that occurred during December 2002 and Dr. Sheri Smith filed one late report on Form 4 relating to one transaction that occurred during December 2002. In making these disclosures, the Company has relied solely on written representations of its directors and executive officers and copies of the reports filed by them with the Securities and Exchange Commission.


                            SHAREHOLDER PROPOSALS

    The 2004 annual meeting of the shareholders of the Company is tentatively scheduled to be held on May 20, 2004. Shareholder proposals intended to be included in the Company's proxy statement for the 2004 annual meeting must be received by the Company no later than December 15, 2003 in accordance with Rule 14a-8 of the Securities and Exchange Commission.

    With respect to shareholder proposals that are not intended to be included in the Company's proxy statement, the Bylaws of the Company provide that notice of any such shareholder proposal nominating persons for election to the Board of Directors of the Company must be received at the Company's principal executive office not later than 90 days prior to the annual meeting, and all other shareholder proposals must be received not later than 60 days in advance of the annual meeting if the meeting is to be held within 30 days preceding the anniversary of the previous year's annual meeting, or 90 days in advance of the meeting if it is to be held on or after the anniversary of the previous year's meeting.


                                ANNUAL REPORT

    The Company has provided without charge to each person whose proxy is solicited hereby a copy of the Company's 2002 Annual Report, which includes a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission. Additional copies of the 2002 Annual Report, including the Form 10-K, may be obtained without charge upon written request to Robert W. Schnitzius, Chief Financial Officer, Carrington Laboratories, Inc., 2001 Walnut Hill Lane, Irving, Texas 75038.


                                MISCELLANEOUS

    The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. The expense of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, telefacsimile, electronic mail and telegram by directors, officers, and employees of the Company, who will receive no additional compensation for such activities. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

                                   By Order of the Board of Directors

                                   /s/ George DeMott
                                   ---------------------
                                   George DeMott, Chairman of the Board
 Irving, Texas
 April 14, 2003

                               [ PROXY CARD ]

                        CARRINGTON LABORATORIES, INC.

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
         THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 8, 2003

      The undersigned hereby  appoints Carlton E.  Turner, Ph.D., D.Sc.,  and

 Robert W.  Schnitzius  as  proxies,  each with  the  power  to  appoint  his substitute, and  hereby  authorizes  them  to  represent  and  to  vote,  as designated on  the  reverse  hereof,  all the  shares  of  Common  Stock  of

 Carrington  Laboratories,  Inc.  (the  "Company")  held  of  record  by  the undersigned on March 11, 2003, at the Annual Meeting of Shareholders of  the

 Company to be  held on  May 8, 2003,  at 8:30 a.m.  local time,  at the  Las

 Colinas Country Club,  4900 North O'Connor  Boulevard, Irving, Texas  75062,

 and at any adjournment(s) thereof.  Receipt of the Notice of Annual  Meeting of Shareholders and the Proxy Statement  in connection therewith and of  the

 Company's 2002 Annual Report to Shareholders is hereby acknowledged.



                 (Continued and to be Signed on Reverse Side)

               The directors recommend a vote FOR items 1 and 2


 1.   ELECTION OF DIRECTORS.                                Nominees:
      [ ]  FOR nominee        [ ]  WITHHOLD AUTHORITY   George DeMott
           listed at right         to vote for          Dr. Carlton E. Turner
           (except as marked       nominee listed
           to contrary below)      at right

      INSTRUCTION: (To withhold authority to vote for any individual nominee, write that nominee's name  on the following line.)
                   __________________________________________________

 2. The Company's proposal to ratify the appointment of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending December 31, 2003
      [ ]  FOR     [ ]  AGAINST     [ ]  ABSTAIN

      THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS HEREON. IN THE ABSENCE OF SUCH SPECIFICATIONS, THIS PROXY WILL BE VOTED FOR THE ELECTION TO THE BOARD OF DIRECTORS OF THE NOMINEE LISTED IN THIS PROXY, FOR ITEM 2 ABOVE, AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS THAT COMES BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

      The undersigned hereby revokes any proxy or proxies heretofore given to represent or vote such Common Stock and hereby ratifies and confirms all actions that the proxies named herein, their substitutes, or any of them, may lawfully take in accordance with the terms hereof.


 Dated:__________, 2003  ____________________________________________________
                         Signature*

                         ____________________________________________________
                         Signature of joint owner*

 * NOTE: When signing on behalf of a corporation, partnership, estate, trust or in any representative capacity, please sign name and title. To vote shares held jointly, each joint owner must sign.